                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of April 2002

                                                                   Series 1997-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


         Date of the Certificate                                May 10, 2002
         Monthly Period ending:                               April 30, 2002
         Determination Date                                     May 10, 2002
         Distribution Date                                      May 15, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                             General
====================================================================================================================================
  201    Amortization Period                                                                       No                  201
  202    Early Amortization Period                                                                 No                  202
  203    Class A Investor Amount paid in full                                                      No                  203
  204    Class B Investor Amount paid in full                                                      No                  204
  205    Collateral Indebtedness Amount paid in full                                               No                  205
  206    Saks Incorporated is the Servicer                                                         Yes                 206

------------------------------------------------------------------------------------------------------------------------------------
                                                           Investor Amount
====================================================================================================================================
                                                                                                  as of the end of
                                                                   as of the end of the             the relevant
                                                                   prior Monthly Period            Monthly Period
                                                                   --------------------           ----------------
  207    Series 1997-2 Investor Amount                                $ 235,300,000     207(a)     $ 235,300,000       207(b)
  208    Class A Investor Amount                                      $ 180,000,000     208(a)     $ 180,000,000       208(b)
  209    Class B Investor Amount                                      $  20,000,000     209(a)     $  20,000,000       209(b)
  210    Collateral Indebtedness Amount                               $  21,000,000     210(a)     $  21,000,000       210(b)
  211    Class D Investor Amount                                      $  14,300,000     211(a)     $  14,300,000       211(b)

  212    Series 1997-2 Adjusted Investor Amount                       $ 235,300,000     212(a)     $ 235,300,000       212(b)
  213    Class A Adjusted Investor Amount                             $ 180,000,000     213(a)     $ 180,000,000       213(b)
  214    Principal Account Balance                                    $           -     214(a)     $           -       214(b)
  215    Class B Adjusted Investor Amount                             $  20,000,000     215(a)     $  20,000,000       215(b)

  216    Class A Certificate Rate                                                                        6.50000%      216
  217    Class B Certificate Rate                                                                        6.69000%      217
  218    Collateral Indebtedness Interest Rate                                                           2.46000%      218
  219    Class D Certificate Rate                                                                        2.73500%      219
  220    Weighted average interest rate for Series 1997-2                                                5.92678%      220

                                                                                                  as of the end of
                                                                        for the relevant            the relevant
                                                                         Monthly Period            Monthly Period
                                                                       -----------------          ----------------
  221    Series 1997-2 Investor Percentage with respect to Finance
         Charge Receivables                                                   19.17%    221(a)             19.68%      221(b)
  222    Class A                                                              14.67%    222(a)             15.06%      222(b)
  223    Class B                                                               1.63%    223(a)              1.67%      223(b)
  224    Collateral Indebtedness Amount                                        1.71%    224(a)              1.76%      224(b)
  225    Class D                                                               1.17%    225(a)              1.20%      225(b)

  226    Series 1997-2 Investor Percentage with respect to Principal
         Receivables                                                          20.32%    226(a)             19.68%      226(b)
  227    Class A                                                              15.55%    227(a)             15.06%      227(b)
  228    Class B                                                               1.73%    228(a)              1.67%      228(b)
  229    Collateral Indebtedness Amount                                        1.81%    229(a)              1.76%      229(b)
  230    Class D                                                               1.24%    230(a)              1.20%      230(b)

  231    Series 1997-2 Investor Percentage with respect to Allocable
         Amounts                                                              19.17%    231(a)             19.68%      231(b)
  232    Class A                                                              14.67%    232(a)             15.06%      232(b)
  233    Class B                                                               1.63%    233(a)              1.67%      233(b)
  234    Collateral Indebtedness Amount                                        1.71%    234(a)              1.76%      234(b)
  235    Class D                                                               1.17%    235(a)              1.20%      235(b)

                                                                                                                         Page 1 of 5
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
                                                                                                                  Series 1997-2
-------------------------------------------------------------------------------------------------------------------------------
                                             Series 1997-2 Investor Distributions
===============================================================================================================================

  236   The sum of the daily allocations of collections of Principal Receivables
        for the relevant Monthly Period                                                         $       -       236
  237   Class A distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                            $       -       237
  238   Class B distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                            $       -       238
  239   Collateral Indebtedness Amount distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                     $       -       239
  240   Class D distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                            $       -       240
  241   Class A distribution attributable to interest per $1,000 of original
        principal amount                                                                        $    5.42       241
  242   Class B distribution attributable to interest per $1,000 of original
        principal amount                                                                        $    5.58       242
  243   Collateral Indebtedness Amount distribution attributable to interest per
        $1,000 of original principal amount                                                     $    2.05       243
  244   Class D distribution attributable to interest per $1,000 of original
        principal amount                                                                        $       -       244
  245   Monthly Servicing Fee for the next succeeding Distribution Date per
        $1,000 of original principal amount                                                     $    1.67       245

-------------------------------------------------------------------------------------------------------------------------------
                                          Collections Allocated to Series 1997-2
===============================================================================================================================

  246   Series allocation of collections of Principal Receivables                               $ 45,512,750    246
  247   Class A                                                                                 $ 34,816,383    247
  248   Class B                                                                                 $  3,868,487    248
  249   Collateral Indebtedness Amount                                                          $  4,061,911    249
  250   Class D                                                                                 $  2,765,968    250

  251   Series allocation of collections of Finance Charge Receivables                          $  4,129,679    251
  252   Class A                                                                                 $  3,159,125    252
  253   Class B                                                                                 $    351,014    253
  254   Collateral Indebtedness Amount                                                          $    368,565    254
  255   Class D                                                                                 $    250,975    255

        Available Funds
        ---------------
  256   Class A Available Funds                                                                 $ 3,160,556     256
  257   The amount to be withdrawn from the Reserve Account to be included in
        Class A Available funds                                                                 $         -     257
  258   Principal Investment Proceeds to be included in Class A Available Funds                 $         -     258
  259   The amount of investment earnings on amounts held in the Reserve Account
        to be included in Class A Available funds                                               $     1,431     259
  260   Class B Available Funds                                                                 $   351,014     260
  261   The amount to be withdrawn from the Reserve Account to be included in
        Class B Available funds                                                                 $         -     261
  262   Principal Investment Proceeds to be included in Class B Available Funds                 $         -     262
  263   The amount of investment earnings on amounts held in the Reserve Account
        to be included in Class B Available funds                                               $         -     263
  264   Collateral Available Funds                                                              $   368,565     264
  265   Class D Available Funds                                                                 $   250,975     265

-------------------------------------------------------------------------------------------------------------------------------
                                                Application of Collections
===============================================================================================================================

        Class A
        -------
  266   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
        but not paid on a prior Distribution date                                               $   975,000     266

                                                                                                                         Page 2 of 5
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
                                                                                                      Series 1997-2
  267   If Saks Incorporated is no longer the Servicer, an amount equal to Class
        A Servicing fee for the related Distribution Date                                      $        -       267
  268   Class A Allocable Amount                                                               $  763,434       268
  269   An amount to be included in the Excess Spread                                          $1,422,123       269

        Class B
        -------
  270   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
        but not paid on a prior Distribution date                                              $  111,500       270
  271   If Saks Incorporated is no longer the Servicer, an amount equal to Class
        B Servicing fee for the related Distribution Date                                      $        -       271
  272   An amount to be included in the Excess Spread                                          $  239,514       272

        Collateral
        ----------
  273   If Saks Incorporated is no longer the Servicer, an amount equal to
        Collateral Servicing fee for the related Distribution Date                             $        -       273
  274   An amount to be included in the Excess Spread                                          $  368,565       274

        Class D
        -------
  275   If Saks Incorporated is no longer the Servicer, an amount equal to Class
        D Servicing fee for the related Distribution Date                                      $        -       275
  276   An amount to be included in the Excess Spread                                          $  250,975       276
  277   Available Excess Spread                                                                $2,281,176       277
  278   Available Shared Excess Finance Charge Collections                                     $        -       278
  279   Total Cash Flow available for 1997-2 waterfall                                         $2,281,176       279

  280   Class A Required Amount is to be used to fund any deficiency in line266,
        line267 and line268                                                                    $        -       280
  281   The aggregate amount of Class A Investor Charge Offs which have not been
        previously reimbursed                                                                  $        -       281
  282   Class B Required Amount to the extent attributable to line270, and
        line271                                                                                $        -       282
  283   Class B Allocable Amount                                                               $   84,826       283
  284   Any remaining portion of the Class B Required Amount                                   $        -       284
  285   An amount equal to any unreimbursed reductions of the Class B Investor
        Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
        Reallocated Principal Collections; (iii) reallocations of the Class B
        Investor Amount to the Class A Investor Amount                                         $        -       285
  286   Collateral Monthly Interest for the related Distribution Date plus
        Collateral Monthly Interest previously due but not paid to the
        Collateral Indebtedness Holder plus Collateral Additional Interest                     $   43,050       286
  287   Class A Servicing Fee plus Class B Servicing Fee plus Collateral
        Servicing Fee due for the relevant Monthly Period and not paid above                   $  368,333       287
  288   Class A Servicing Fee plus Class B Servicing Fee plus Collateral
        Servicing Fee due but not distributed to the Servicer for prior Monthly
        Periods                                                                                $        -       288

  289   Collateral Allocable Amount                                                            $   89,067       289
  290   Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
        Collections; (iii) reallocations of the CIA to the Class A or Class B
        Investor Amount                                                                        $        -       290
  291   The excess, if any, of the Required Cash Collateral Amount over the
        Available Collateral Amount                                                            $        -       291
  292   An amount equal to Class D Monthly Interest due but not paid to the
        Class D Certificateholders plus Class D Additional Interest                            $   32,592       292
  293   Class D Servicing Fee due for the relevant Monthly Period and not paid
        above                                                                                  $   23,833       293
  294   Class D Servicing Fee due but not distributed to the Servicer for prior
        Monthly Periods                                                                        $        -       294
  295   Class D Allocable Amount                                                               $   60,651       295
  296   Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
        Collections; (iii) reallocations of the Class D Investor Amount to the
        Class A or Class B Investor Amount or CIA                                              $        -       296
  297   Aggregate amount of any other amounts due to the Collateral Indebtedness
        Holder pursuant to the Loan Agreement                                                  $        -       297
  298   Excess, if any, of the Required Reserve Account Amount over the amount
        on deposit in the Reserve Account                                                      $        -       298
  299   Shared Excess Finance Charge Collections                                               $1,578,824       299

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

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
                                                                                                                   Series 1997-2
--------------------------------------------------------------------------------------------------------------------------------
                                              Determination of Monthly Principal
================================================================================================================================
  300   Class A Monthly Principal (the least of line#301, line#302 and line#208)                     $          -    300

  301   Available Principal Collections held in the Collection Account                               $ 45,512,750    301
  302   Class A Accumulation Amount                                                                  $          -    302

  303   Class B Monthly Principal (the least of line#304, line#305 and line#209)
        (distributable only after payout of Class A)                                                            -    303
  304   Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A Monthly Principal                             $ 45,512,750    304
  305   Class B Accumulation Amount                                                                  $          -    305

  306   Collateral Monthly Principal (prior to payout of Class B) (the least of
        line#307 and line#308)                                                                       $          -    306
  307   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly
        Principal                                                                                    $ 45,512,750    307
  308   Enhancement Surplus                                                                          $          -    308

  309   Class D Monthly Principal                                                                    $          -    309
  310   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
        Monthly Principal                                                                            $ 45,512,750    310

--------------------------------------------------------------------------------------------------------------------------------
                                                 Available Enhancement Amount
================================================================================================================================

  311   Available Enhancement Amount                                                                 $ 35,300,000    311
  312   Amount on Deposit in the Cash Collateral Account                                             $          -    312

--------------------------------------------------------------------------------------------------------------------------------
                                              Reallocated Principal Collections
================================================================================================================================

  313   Reallocated Principal Collections                                                            $          -    313
  314   Class D Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                     $          -    314
  315   Collateral Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                     $          -    315
  316   Class B Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                     $          -    316

--------------------------------------------------------------------------------------------------------------------------------
                            Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
================================================================================================================================

                                                                                  %                     Amount
                                                                                -----                ------------
  317    Series 1997-2 Default Amount                                           19.17%   317(a)      $    997,977    317(b)
  318    Class A Investor Default Amount                                        14.67%   318(a)      $    763,434    318(b)
  319    Class B Investor Default Amount                                         1.63%   319(a)      $     84,826    319(b)
  320    Collateral Default Amount                                               1.71%   320(a)      $     89,067    320(b)
  321    Class D Investor Default Amount                                         1.17%   321(a)      $     60,651    321(b)

  322    Series 1997-2 Adjustment Amount                                                             $          -    322
  323    Class A Adjustment Amount                                                                   $          -    323
  324    Class B Adjustment Amount                                                                   $          -    324
  325    Collateral Adjustment Amount                                                                $          -    325
  326    Class D Adjustment Amount                                                                   $          -    326

  327    Series 1997-2 Allocable Amount                                                              $    997,977    327
  328    Class A Allocable Amount                                                                    $    763,434    328
  329    Class B Allocable Amount                                                                    $     84,826    329
  330    Collateral Allocable Amount                                                                 $     89,067    330
  331    Class D Allocable Amount                                                                    $     60,651    331

--------------------------------------------------------------------------------------------------------------------------------
                                                    Required Amounts
================================================================================================================================

  332   Class A Required Amount                                                                      $          -    332
  333   Class A Monthly Interest for current Distribution Date                                       $    975,000    333
  334   Class A Monthly Interest previously due but not paid                                         $          -    334
  335   Class A Additional Interest for prior Monthly Period or previously due
        but not paid                                                                                 $          -    335
  336   Class A Allocable Amount for current Distribution Date                                       $          -    336
  337   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -    337

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


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
                                                                                                                   Series 1997-2

  338   Class B Required Amount                                                                      $          -    338
  339   Class B Monthly Interest for current Distribution Date                                       $    111,500    339
  340   Class B Monthly Interest previously due but not paid                                         $          -    340
  341   Class B Additional Interest for prior Monthly Period or previously due
        but not paid                                                                                 $          -    341
  342   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -    342
  343   Excess of Class B Allocable Amount over funds available to make payments                     $          -    343

  344   Collateral Required Amount                                                                   $          -    344
  345   Collateral Monthly Interest for current Distribution Date                                    $     43,050    345
  346   Collateral Monthly Interest previously due but not paid                                      $          -    346
  347   Collateral Additional Interest for prior Monthly Period or previously
        due but not paid                                                                             $          -    347
  348   Collateral Servicing Fee (if Saks Incorporated is no longer the
        Servicer)                                                                                    $          -    348
  349   Excess of Collateral Allocable Amount over funds available to make
        payments                                                                                     $          -    349

--------------------------------------------------------------------------------------------------------------------------------
                                                Reduction of Investor Amounts
================================================================================================================================

        Class A
        -------
  350   Class A Investor Amount reduction                                                            $          -    350
  351   Class A Investor Charge Off                                                                  $          -    351
  352   Reductions of the Class A Investor Amount                                                    $          -    352
        Class B
        -------
  353   Class B Investor Amount reduction                                                            $          -    353
  354   Class B Investor Charge Off                                                                  $          -    354
  355   Reductions of the Class B Investor Amount                                                    $          -    355
  356   Reallocated Principal Collections applied to Class A                                         $          -    356
        Collateral
        ----------
  357   Collateral Indebtedness Amount reduction                                                     $          -    357
  358   Collateral Indebtedness Amount Charge Off                                                    $          -    358
  359   Reductions of the Collateral Indebtedness Amount                                             $          -    359
  360   Reallocated Principal Collections applied to Class B                                         $          -    360
        Class D
        -------
  361   Class D Investor Amount reduction                                                            $          -    361
  362   Class D Investor Charge Off                                                                  $          -    362
  363   Reductions of the Class D Investor Amount                                                    $          -    363
  364   Reallocated Principal Collections applied to Collateral Indebtedness
        Amount                                                                                       $          -    364

--------------------------------------------------------------------------------------------------------------------------------
                                                     Servicing Fee
================================================================================================================================

  365   Series 1997-2 Servicing Fee                                                                  $    392,167    365
  366   Class A Servicing Fee                                                                        $    300,000    366
  367   Class B Servicing Fee                                                                        $     33,333    367
  368   Collateral Servicing Fee                                                                     $     35,000    368
  369   Class D Servicing Fee                                                                        $     23,833    369

--------------------------------------------------------------------------------------------------------------------------------
                                                    Reserve Account
================================================================================================================================

  370   Required Reserve Account Amount                                                              $  2,700,000    370
  371   Reserve Account Reinvestment Rate                                                                    1.21%   371
  372   Reserve Account Reinvestment Earnings                                                        $      1,431    372

  373   Reserve Account balance                                                                      $  2,700,000    373
  374   Accumulation Period Length                                                                       2 months    374


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2002.

         Saks Incorporated,
         as Servicer

         By  /s/ Scott A. Honnold
            --------------------------------------------
         Name:  Scott A. Honnold
         Title: Vice President and Treasurer


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